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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 27, 2007

             COMMISSION FILE NUMBER OF ISSUING ENTITY: 333-131196-09

                            HOME LOAN TRUST 2007-HI1
                         (EXACT NAME OF ISSUING ENTITY)

                 COMMISSION FILE NUMBER OF DEPOSITOR: 333-131196

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                      None
    (STATE OR OTHER JURISDICTION           (I.R.S. EMPLOYER IDENTIFICATION  NO.)
          OF INCORPORATION)

c/o 8400 Normandale Lake Boulevard, Suite 250
           Minneapolis, Minnesota                            55437
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

                                 (952) 857-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
           (FORMER NAME, FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         EXHIBIT INDEX LOCATED ON PAGE 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS.

On March 30, 2007, Residential Funding Mortgage Securities II, Inc., as
depositor for Home Loan Trust 2007-HI1 (the "Trust") will cause the issuance of the Home Loan-Backed Notes, Series 2007-HI1, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131196)
filed by the Registrant with the Securities and Exchange Commission: Class A-1,
Class A-2, Class A-3 and Class A-4 (the "Notes").

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Notes and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits. The following are filed as Exhibits to this Report:

               5.1  Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

               8.1  Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

               23.1 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

               23.2 Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL FUNDING MORTGAGE
                                        SECURITIES II, INC.,

                                        AS DEPOSITOR FOR THE TRUST

                                        By: /s/ Jeffrey Blaschko
                                            ------------------------------------
                                        Name: Jeffrey Blaschko
                                        Title: Vice President

Dated: March 27, 2007

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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   5.1        Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

   8.1        Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

   23.1       Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

   23.2       Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).